SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Academy Funds Trust

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PROXY MATERIALS

Innovator McKinley Income Fund
(formerly, the Innovator Matrix Income® Fund)

a series of

ACADEMY FUNDS TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the Innovator McKinley Income Fund (formerly, the Innovator Matrix Income® Fund) (the “Fund”), a series of Academy Funds Trust (the “Trust”), will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on October 29,  2015 at 10:00 a.m., Eastern time.  The purpose of the Meeting is to vote on a proposal (the “Proposal”) that affects the Fund and your investment.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect the Fund.  This package contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

Proposal.  As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on August 7, 2015, Aequitas Holdings, LLC (“Aequitas”), through an indirect wholly-owned subsidiary, purchased Academy Asset Management LLC’s (“Academy”) interest in Innovator Management LLC (“Innovator Management”), the Fund’s current investment adviser (the “Transaction”).  The Transaction constituted a change in control of Innovator Management and caused the Fund’s original investment advisory agreement (the “Original Investment Advisory Agreement”) with Innovator Management to terminate.  To provide for continuity in the operation of the Fund, we are asking the Shareholders of the Fund to approve a new investment advisory agreement to be entered into with Innovator Management (the “New Investment Advisory Agreement”).  The Board of Trustees of the Trust (the “Board”) has approved an interim investment advisory agreement in reliance on Rule 15a-4 of the Investment Company Act of 1940, as amended, that allows Innovator Management to continue performing advisory services with respect to the Fund for a maximum of 150 days following the completion of the Transaction under substantially the same terms and conditions as the Original Investment Advisory Agreement between Innovator Management and the Fund, while the Fund seeks shareholder approval of the New Investment Advisory Agreement.

Under the New Investment Advisory Agreement, Innovator Management will provide investment advisory services to the Fund on substantially identical terms and for the same fee that is currently in effect.  The Trust’s investment advisory structure and the Fund’s investment objective did not change as a result of the Transaction, and McKinley Capital Management, LLC (“McKinley”), the Fund’s current sub-adviser, continues to act as sub-adviser. The Transaction did not change the name of the Fund or alter the number of shares you own in the Fund.

The Board has unanimously approved the New Investment Advisory Agreement and unanimously recommends that Shareholders vote FOR its approval.

The Board unanimously recommends that you vote FOR the Proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC (“AST”), may contact you.  This will ensure that your vote is counted even if you cannot attend the Meeting in person.  If you have any questions about the Proposal or the voting instructions, please call AST at (866) 721-1211.  Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Very truly yours,
/s/ David Jacovini
David Jacovini
President, Treasurer and Trustee
September 9, 2015

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL.

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposal (the “Proposal”), and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.  What is the Proposal being considered at the Meeting?

A. At the special meeting (“Meeting”), shareholders (“Shareholders”) of the Innovator McKinley Income Fund (formerly, the Innovator Matrix Income® Fund) (the “Fund”), a series of Academy Funds Trust (the “Trust”), are being asked to:

•
Approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Innovator Management LLC (“Innovator Management”), the Fund’s current investment adviser (the “New Investment Advisory Agreement”).

Q.  Why am I being asked to vote on a New Investment Advisory Agreement for the Fund?

A. As discussed in more detail in the Proxy Statement, Innovator Management was a joint venture of Academy Asset Management LLC (“Academy”), the majority owner, and CliftonLarsonAllen Wealth Advisors, LLC (“CLAWA”).  On August 7, 2015, Innovator Holdings, LLC (“Innovator Holdings”), a holding company formed by AAM Fund Investments, LLC, which is an indirect wholly-owned subsidiary of Aequitas Holdings, LLC (“Aequitas”), purchased Academy’s interest in Innovator Management (the “Transaction”).  Innovator Management is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and is now a joint venture of CLAWA and Innovator Holdings, an indirect wholly-owned subsidiary of Aequitas.

The Transaction constituted a change in control of Innovator Management and caused the Fund’s original investment advisory agreement (the “Original Investment Advisory Agreement”) with Innovator Management to terminate.  The Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (“Interim Advisory Agreement”) in reliance on Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), that allows Innovator Management to continue performing advisory services with respect to the Fund for a maximum of 150 days following the completion of the Transaction under the same terms and conditions as the Original Investment Advisory Agreement between Innovator Management and the Fund, while the Fund seeks shareholder approval of the New Advisory Agreement (defined below).  To provide for continuity in the operation of the Fund, we are asking the Shareholders to approve the New Investment Advisory Agreement.  This Proxy Statement provides additional information about Innovator Management and the Proposal.

Q. How does the Board recommend that I vote in connection with the Proposal for the Fund?

A. The Board unanimously recommends that you vote “FOR” the approval of the Proposal described in the Proxy Statement.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this important Proposal concerning your investment.

Q. What will happen if Shareholders do not approve the New Investment Advisory Agreement?

A. If the New Investment Advisory Agreement is not approved by Shareholders prior to the expiration of the Interim Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its Shareholders, which may include further solicitation of Shareholders and/or authorizing McKinley Capital Management, LLC (“McKinley”), the Fund’s current sub-adviser, to continue to manage the Fund.

Q.  How will the Transaction affect me as a Fund Shareholder?

A.  The Fund and its investment objective will not change as a result of the completion of the Transaction, and you will still own the same shares in the Fund.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Original Investment Advisory Agreement.  The management fee rate that the Fund currently pays for investment advisory services also will not change under the New Investment Advisory Agreement.  Innovator Management has continued to manage the Fund after the Transaction under the Interim Advisory Agreement.

Q.  Will there be any change to the sub-adviser?

A.  No. The original investment sub-advisory agreement between Innovator Management and McKinley was terminated as a result of the Transaction.  McKinley continues to provide day-to-day portfolio management for the Fund pursuant to an interim investment sub-advisory agreement and is expected to continue to do so using the same investment objective and strategies currently in place, regardless of whether or not the New Investment Advisory Agreement is approved.  Innovator Management and the Trust requested and received an exemptive order from the SEC on July 9, 2015 which exempts Innovator Management and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated sub-advisors, such as McKinley, and approve new investment sub-advisory agreements on behalf of the Trust without shareholder approval.  Accordingly, shareholder approval is not required for McKinley to continue to serve as the Fund’s sub-adviser.

Q.  Will the fees payable under the New Investment Advisory Agreement increase as a result of the Transaction?

A.  No. The Proposal to approve the New Investment Advisory Agreement does not seek any increase in fees.

Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.  No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement or the Transaction will be borne by Innovator Management.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-877-386-3890.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC, at (866) 721-1211.  Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
 DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on October 29, 2015

Innovator McKinley Income Fund
(formerly, the Innovator Matrix Income® Fund)

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 29, 2015:
The notice of special meeting of shareholders, proxy statement and form of proxy are available on the Internet at www.proxyonline.com/docs/innovatormckinley.pdf. The form of proxy on the Internet site cannot be used to cast your vote.

To the shareholders (the “Shareholders”) of the Innovator McKinley Income Fund (formerly, the Innovator Matrix Income® Fund) (the “Fund”), a series of Academy Funds Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of Shareholders of the Fund will be held in the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on October 29, 2015 at 10:00 a.m., Eastern time.

At the Meeting, Shareholders will be asked to consider the following Proposal, as described in the accompanying Proxy Statement:

1.  Approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Innovator Management LLC (“Innovator Management”), the Fund’s current investment adviser.

2.  To transact any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The Proposal is discussed in greater detail in the enclosed proxy statement (the “Proxy Statement”).  You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on August 31, 2015 (“Record Date”).  If you attend the Meeting, you may vote your shares in person.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board of Trustees,

/s/ David Jacovini
David Jacovini
President, Treasurer and Trustee
September 9, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT

For

Innovator McKinley Income Fund
(formerly, the Innovator Matrix Income® Fund)

a series of

ACADEMY FUNDS TRUST

Dated September 9, 2015

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 29, 2015:
The notice of special meeting of shareholders, proxy statement and form of proxy are available on the Internet at www.proxyonline.com/docs/innovatormckinley.pdf. The form of proxy on the Internet site cannot be used to cast your vote.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the Innovator McKinley Income Fund (formerly, the Innovator Matrix Income® Fund) (the “Fund”), a series of Academy Funds Trust (the “Trust”).  The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Who votes on the Proposal?
To approve a new investment advisory agreement for the Fund.	Shareholders of the Fund

The principal office of the Trust is located at 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  You can reach the office of the Trust by telephone by calling toll free at 1-877-386-3890.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on October 29, 2015 at 10:00 a.m., Eastern time.  Only officers of the Trust and Innovator Management LLC (“Innovator Management”), the Fund’s current investment adviser, and Fund Shareholders of record on August 31, 2015 (the “Record Date”), will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about September 9, 2015.

This Proxy Statement gives you information about the Proposal, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at 1-877-386-3890. Copies are also available on www.innovatorfunds.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of the Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-877-386-3890.

PROPOSAL:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Innovator Management (the “New Investment Advisory Agreement”).  The Fund is an open-end management investment company under the 1940 Act.

Innovator Management currently serves as investment manager for the Fund, but, for the reasons discussed below, the New Investment Advisory Agreement is required now that the Transaction (as defined below) has been completed.  For a general description of the proposed New Investment Advisory Agreement and a comparison of the proposed New Investment Advisory Agreement and the original investment advisory agreement entered into by and between Innovator Management and the Trust, on behalf of the Fund (the “Original Investment Advisory Agreement”), see “The New Investment Advisory Agreement” below.  The form of New Investment Advisory Agreement is provided in Appendix A.

The Board is proposing the approval of the New Investment Advisory Agreement because the Original Investment Advisory Agreement terminated upon completion of the Transaction (as defined below) (the “Closing”).  As required by the 1940 Act, the Original Investment Advisory Agreement terminated automatically upon its “assignment.”  Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.”  The completion of the Transaction resulted in a change in control of Innovator Management, and thus the assignment and automatic termination of the Original Investment Advisory Agreement.  The Fund continues to be managed by Innovator Management pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”).  Shareholders of the Fund are therefore being asked to approve a New Investment Advisory Agreement.  The New Investment Advisory Agreement would become effective only if approved by the Shareholders.

Description of the Transaction

On August 7, 2015, Innovator Holdings, LLC (“Innovator Holdings”), a holding company formed by AAM Fund Investments, LLC, which is an indirect wholly-owned subsidiary of Aequitas Holdings, LLC (“Aequitas”), acquired Academy Asset Management LLC’s (“Academy”) interest in Innovator Management, the Fund’s current investment adviser (the “Transaction”).  Academy was previously the majority owner of Innovator Management as a joint venture with CliftonLarsonAllen Wealth Advisors, LLC (“CLAWA”).  Innovator Management is registered with the SEC as an investment adviser and is now a joint venture of CLAWA and Innovator Holdings, an indirect wholly-owned subsidiary of Aequitas.  The Transaction constituted a change in control of Innovator Management and caused the Fund’s Original Investment Advisory Agreement with Innovator Management to terminate.  In January 2016, CLAWA will contribute its interest in Innovator Management to Innovator Holdings in exchange for a 50% interest in the holding company.

Post-Transaction Structure and Operations

Prior to the Closing, the Board approved the Interim Advisory Agreement in reliance on Rule 15a-4 of the 1940 Act, as amended.  Rule 15a-4 allows Innovator Management to continue performing advisory services with respect to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) for a maximum of 150 days following the Closing under the same terms and conditions, in all material respects, as the Original Investment Advisory Agreement while the Board seeks shareholder approval of the New Investment Advisory Agreement.  Under the Interim Advisory Agreement, Innovator Management continues to be the investment adviser to the Fund.

The Board and Innovator Management currently do not anticipate any changes to the organization and structure of the Fund.  Further, the Board will continue to make decisions regarding, among other matters, the independent public accountant, custodian, and transfer agent of the Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser (such as Innovator Management) to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is Innovator Management (the “Independent Trustees”).  Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction.  An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, from: (i) any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) the investment company or its shareholders (other than fees for bona fide investment advisory or other services).

Due to the size of the Fund’s assets and the Fund’s belief that the Board’s size and composition adequately protected shareholder interests, the Board historically has had three members, two of them Independent Trustees. The Fund further believes it would not be in the best interests of shareholders to request that the non-Independent Trustee (the “Interested Trustee”) resign from the Board given the valuable experience he contributes to the Board due to his continuing position as President of Innovator Management.  Counsel to the Trust has advised that compliance with Section 15(f) is not mandatory in connection with the Transaction. However, being mindful of the merits of this provision, the Trustees have agreed that the Trust will have at least two Independent Trustees so long as there are only three Trustees and will have at least three quarters of the Trustees be independent if there are four or more Trustees in the future, for at least three years following the Closing. Moreover, Innovator Management has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Fund as contemplated by Section 15(f) due to the Transaction.

The New Investment Advisory Agreement

The New Investment Advisory Agreement is substantially identical to the Original Investment Advisory Agreement.  Appendix A contains the form of New Investment Advisory Agreement.  The following description of the New Investment Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.  The key features of the New Investment Advisory Agreement and Original Investment Advisory Agreement are described below.

Investment Management Services.  The Original Investment Advisory Agreement generally provides that, subject to the supervision and control of the Board, Innovator Management will either directly or indirectly, by employing a suitable sub-adviser: (a) manage the investment and reinvestment of  the Fund’s assets; (b) regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board with such information and reports regarding the Fund’s investments as Innovator Management deems appropriate or as the Board may reasonably request; and (c) subject to the primary objective of obtaining the best price and execution reasonably available, place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time.  McKinley Capital Management, LLC (“McKinley”), the Fund’s current investment sub-adviser, has been delegated portfolio management responsibilities subject to the supervision of Innovator Management.  Under the New Investment Advisory Agreement, Innovator Management, as investment adviser, would provide the same investment advisory services that it performs under the Original Investment Advisory Agreement.

Fees.  Pursuant to the Original Investment Advisory Agreement, Innovator Management was entitled to an annual fee from the Fund, paid monthly, equal to 1.00% of the Fund's average daily net assets, in return for the services it provided as investment adviser to the Fund.  For the fiscal periods ended December 31, 2013 and November 30, 2014 (due to a change in the Fund’s fiscal year), the Fund paid Innovator Management $995,322 ($781,305 after fee waiver) and $1,044,157 ($862,382 after fee waiver), respectively, for its investment advisory services. The fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Original Investment Advisory Agreement.

Allocation of Charges and Expenses.  Both the Original and New Investment Advisory Agreements provide that the Trust, on behalf of the Fund, shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its registration statement under applicable federal securities laws; preparation, filing and printing of its prospectus(es), statement of additional information and sales literature; the maintenance of its compliance program; the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.  Further, both the Original and New Investment Advisory Agreements provide that the Trust may obtain office space and facilities from Innovator Management and will reimburse Innovator Management for its rent or other expenses thereby incurred.

Limitation on Liability.  Under the Original and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to the Fund, Innovator Management shall not be liable to the Trust, the Fund or to any Trustee or shareholder of the Trust or the Fund for any loss or damage arising from any action or omission in the course of, or connected with, rendering services under the Original and New Investment Advisory Agreements or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise. Innovator Management will exercise its best judgment in rendering the services described under the Original and New Investment Advisory Agreements.

Duration.  If approved by Shareholders of the Fund, the New Investment Advisory Agreement shall remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Original Investment Advisory Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination.  The New Investment Advisory Agreement may be terminated at any time without the payment of any penalty, by (i) the Board, or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days written notice to Innovator Management, or (ii) by Innovator Management upon sixty (60) days written notice to the Fund.  The Original Investment Advisory Agreement contains the same termination provisions. As with the Original Investment Advisory Agreement, the New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Additional Information.  Innovator Management has served as the Fund’s investment adviser pursuant to the Original Investment Advisory Agreement with the Trust since the Fund’s inception.  The Original Investment Advisory Agreement became effective when it was approved by the initial shareholder before the public offering and sale of the Fund.  The Original Investment Advisory Agreement was last approved for continuance for the Fund by the Board, including a majority of the Independent Trustees, on November 17, 2014.  A discussion of the basis for the Board’s approval of the Original Investment Advisory Agreement at the November 17, 2014 Board meeting is available in the Trust’s annual report to Shareholders for the fiscal period ended November 30, 2014.

These services will continue to be provided if the New Investment Advisory Agreement is approved.  Innovator Management does not provide investment management services to other registered funds that have an investment objective similar to the investment objective of the Fund.

Sub-Adviser.  The original investment sub-advisory agreement, dated July 13, 2015 (“Original Sub-Advisory Agreement”), between Innovator Management and McKinley, the Fund’s current investment sub-adviser, was terminated as a result of the Closing.  McKinley, however, continues to manage the day-to-day investment and reinvestment of the assets in the Fund and is responsible for the day-to-day portfolio management of the Fund, including adherence to the same investment objective and strategies currently in place, pursuant to an interim investment sub-advisory agreement dated August 7, 2015 (the “Interim Sub-Advisory Agreement”).  The services provided by McKinley to the Fund and the fees paid by Innovator Management to McKinley were not affected by the Transaction, and will continue in effect even if the New Investment Advisory Agreement is not approved, pursuant to approval of the Board.

Innovator Management and the Trust requested and received an exemptive order from the SEC on July 9, 2015 which exempts Innovator Management and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated sub-advisors, such as McKinley, and approve new investment sub-advisory agreements on behalf of the Trust without shareholder approval.  As a result, shareholder approval is not required for McKinley to continue to serve as the Fund’s sub-adviser.

Board Considerations in Approving the New Investment Advisory Agreement

At a special in-person Board meeting held on August 6, 2015, the Board, including the Independent Trustees, discussed and approved the New Investment Advisory Agreement between Innovator Management and the Trust, on behalf of the Fund, and determined to recommend that Shareholders approve the New Investment Advisory Agreement. In considering information relating to the approval of the New Investment Advisory Agreement, the Board received assistance and advice from counsel and was provided with a written description of their responsibilities in approving the New Investment Advisory Agreement. The Independent Trustees had requested and been provided with detailed materials relating to Aequitas, Innovator Management and the Transaction in advance of the meeting. At the meeting, the Trustees discussed the Transaction with representatives of Innovator Management, including the strategic rationale for the Transaction, and Aequitas’ general plans and intentions regarding Innovator Management. At the meeting, representatives of Innovator Management responded to questions from the Board.

In connection with the Board’s review of the New Investment Advisory Agreement, Innovator Management advised the Trustees about a variety of matters, including the following:

•
No material changes were contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its Shareholders, including investment management, distribution, or other Shareholder services.

•	No material changes are contemplated in the current management, operation or key personnel of Innovator Management following the Transaction.
•
Innovator Management has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the Fund as contemplated by Section 15(f) due to the Transaction.

In addition to the information provided by Innovator Management as described above, the Board also considered, among other factors, the following:

•	The reputation, financial strength, and resources of Aequitas.
•
The terms and conditions of the New Investment Advisory Agreement, including that the Fund’s contractual fee rate under the New Investment Advisory Agreement, will remain the same. (See “The New Investment Advisory Agreement” above).

•
At its in-person meeting on November 17, 2014, the Board had performed a full annual review of the Original Investment Advisory Agreement as required by the 1940 Act and determined that Innovator Management had the capabilities, resources, and personnel necessary to provide the investment management services currently provided to the Fund.  The Board carefully considered Innovator Management’s advisory fee and compared it to the advisory fees charged by other moderate allocation funds within the Fund’s comparative Morningstar peer group. The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within a “pass-through” peer group selected by Innovator Management. The Board acknowledged Innovator Management’s willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund shareholders, and the effect of such commitment on Innovator Management’s profitability based on information presented orally to the Board. The Board also considered the sub-advisory fee paid to the sub-adviser by Innovator Management and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
Innovator Management has agreed to pay all expenses of the Fund in connection with the Board’s consideration of the New Investment Advisory Agreement and related agreements and all costs of this proxy solicitation. As a result, the Fund will bear no costs in obtaining Shareholder approval of the New Investment Advisory Agreement.

•	McKinley will continue to serve as the sub-adviser to the Fund after the Closing, and will continue to manage the day-to-day investment and reinvestment of the assets in the Fund.

Certain of these considerations are discussed in more detail below.

In making its decision to approve the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion identifies the primary factors taken into account by the Board in approving the New Investment Advisory Agreement.

The nature, extent, and quality of services provided to the Fund by Innovator Management.  The Board considered services provided by Innovator Management to the Fund and its Shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement will be substantially identical to the Original Investment Advisory Agreement, and therefore considered the review conducted at the November 17, 2014 Board meeting. In this regard, the Board noted Innovator Management’s responsibilities as the Fund’s investment adviser, including: overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of McKinley as sub-adviser to the Fund; Innovator Management’s efforts to market the Fund; Innovator Management’s monitoring of compliance with the Fund’s investment objective, strategies and restrictions on a day-to-day basis and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

The Board reviewed services historically provided by Innovator Management to the Fund and its Shareholders and its compliance with the Fund’s code of ethics. The Board also considered the fact that the Fund operates under manager-of-managers exemptive relief that was obtained by Innovator Management from the SEC, and that Innovator Management is ultimately responsible for overseeing compliance with the exemptive order.  Based on their consideration and review of the foregoing information, the Board determined that the Fund was likely to continue to benefit from the nature, extent, and quality of these services, as well as Innovator Management’s ability to render such services based on its experience, operations, and resources.

Comparison of services provided and fees charged by Innovator Management and other investment advisers to similar clients, and the cost of the services provided and profits realized by Innovator Management from the relationship with the Fund.  The Board considered the expense comparison data for the Fund that it had previously considered at the November 17, 2014 Board meeting.  At this meeting, the Board carefully considered Innovator Management’s advisory fee and compared it to the advisory fees charged by other moderate allocation funds within the Fund’s comparative Morningstar peer group. The Board also considered the Fund’s expense ratio relative to the expense ratios of other funds within the “pass-through” peer group selected by Innovator Management. The Board acknowledged Innovator Management’s willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders, and the effect of such commitment on Innovator Management’s profitability based on information presented orally to the Board. The Board also considered the sub-advisory fee paid to the sub-adviser by Innovator Management.

Investment performance of Innovator Management. The Board considered the investment performance of the Fund. Although the Board considered performance reports provided throughout the year, the Board gave particular weight to the approval of the Original Investment Advisory Agreement at the in-person Board meeting on November 17, 2014.  The Board considered the Fund’s performance compared to both its Morningstar peer group, relative benchmark indices, and the “pass-through” peer group selected by Innovator Management over one-year and year-to-date periods. The Trustees considered factors, including but not limited to, the sub-adviser’s management style and overall market conditions that had affected the performance of the Fund relative to its benchmarks.

The Board also noted the proposed continuity of Innovator Management’s operations.  In addition, the Board noted that the sub-adviser of the Fund at the time the Original Investment Advisory Agreement was approved was later replaced by McKinley to improve performance and the quality of portfolio management services expected to be provided to the Fund, pursuant to the approval of the Board.

Profitability and Economies of Scale.  The Board had previously reviewed the costs, profitability and any “fall out” or ancillary benefits that may accrue to Innovator Management as a result of its relationship with the Fund at the Board meeting on November 17, 2014.  Based on the information provided, the relative small size of the Fund, and its limited performance record, the Trustees concluded that there did not appear to be any significant benefits in this regard.

Conclusion.  Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Innovator Management’s services and that Innovator Management has the ability to continue to provide these services based on its respective experience, operations and resources. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Innovator Management, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate is reasonable in relation to the services provided and that the New Investment Advisory Agreement is in the best interests of the Shareholders.

Required vote

To become effective, the New Investment Advisory Agreement must be approved by the vote of a 1940 Act Majority of the Fund’s shares.  Accordingly, abstentions and broker non-votes (if any) will have the same effect as a vote against the Proposal.  The New Investment Advisory Agreement was approved separately by the Independent Trustees, and by the Board as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Investment Advisory Agreement for consideration by the Shareholders and to recommend that Shareholders vote FOR approval.  If the Shareholders do not approve the Fund’s New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund, which may include authorizing McKinley to continue to manage the Fund under a new investment sub-advisory agreement, pursuant to approval of the Board.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

MORE INFORMATION ABOUT THE FUND

Innovator Management

Innovator Management is located at 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  Innovator Management is an affiliate of Aequitas, located at 5300 Meadows Road, Suite 400, Lake Oswego, OR 97035, and CLAWA, located at 220 South 6th Street, Suite 300, Minneapolis, MN 55402.  Innovator Holdings, an indirect wholly-owned subsidiary of Aequitas, and CLAWA own 51% and 49%, respectively, of Innovator Management.  In January 2016, CLAWA will contribute its interest in Innovator Management to Innovator Holdings in exchange for a 50% interest in the holding company.  Innovator Management is registered as an investment advisor with the SEC under the Investment Advisors Act of 1940.

The executives of Innovator Management and their positions with the Trust are listed below.  The address of each person listed, as it relates to the person’s position with Innovator Management or the Trust, is 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.

Name	Positions Held With Innovator Management	Positions Held With the Trust
David Jacovini	President	President, Treasurer and Trustee
Michael D. Gries	Chief Compliance Officer	Vice President, Chief Compliance Officer and Secretary

GENERAL INFORMATION

Distributor

Quasar Distributors, LLC (the “Distributor”), located at 615 E. Michigan St., Milwaukee, WI 53202, serves as the principal underwriter of the Trust’s shares under a Distribution Agreement (the “Distribution Agreement”). Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority. The Board annually reviews fees paid to the Distributor.

Fund Accountant

U.S. Bancorp Fund Services, LLC (“USBank”) provides custody, fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays USBank an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.  USBank has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian, Transfer Agent and Dividend Agent

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund’s cash and securities.  Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash.  USBank also acts as the Fund’s transfer and dividend agent.

Payments to Affiliated Brokers

The Fund did not make any payments to an affiliated broker for the fiscal periods ended December 31, 2013 and November 30, 2014 (new fiscal year).

Shares Outstanding and Record of Beneficial Ownership

As of August 31, 2015, the Fund had 2,937,685 outstanding shares. Each share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote). As of the same date, each class of the Fund had the following outstanding shares: 2,666,206 (Class A) and 271,479 (Institutional).

As of August 31, 2015, the Fund was aware that the following persons or entities owned of record 5% or more of the outstanding shares of the Fund:

Shareholders Name and Address	Class	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105-1905	A	79.37%
National Financial Services Corp. 200 Liberty Street New York, NY 10281-1003	A	8.41%
Mac & Co A/C SEPF8568072 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Institutional	99.90%

As of August 31, 2015, the Trust’s Trustees and officers collectively owned less than 1% of the outstanding shares of the Trust (all series taken together).

Payment of Solicitation Expenses

Innovator Management will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.  AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $8,500 plus expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  Innovator Management will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Business

The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund’s proxy material for a particular annual or special Shareholder meeting.  However, because the Trust, on behalf of the Fund, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust’s Secretary at 325 Chestnut Street, Suite 512, Philadelphia, PA  19106.  Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws.  A Shareholder proposal to be considered for inclusion in the proxy statement at any subsequent Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

Shareholders can obtain a copy of the Fund’s most recent annual and semi-annual reports, without charge, through the Fund’s Internet website (www.innovatorfunds.com) or by calling 1-877-386-3890. Copies of the annual and semi-annual reports of the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of the Fund at the close of business on August 31, 2015, may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Proposal.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote FOR the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal; and (iv) there is at least one other proposal for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power.  Abstentions and broker non-votes will have the same effect as a vote “against” the Proposal.

Quorum; Adjournment

For the Fund, forty percent (40%) of the outstanding shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of the Fund at a Shareholders’ meeting.  A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by (i) Shareholders of the Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, (ii) the chairperson of the Board, (iii) the president of the Trust in the absence of the chairperson of the Board, or (iv) any vice president or other authorized officer of the Trust in the absence of the president.  Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if the time and place are announced at the meeting, unless the adjournment is for more than sixty (60) days after the date of the original meeting.  In this circumstance, the Board will set a new record date and give written notice to each Shareholder of record entitled to vote at the new meeting.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made by and between Academy Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Innovator McKinley Income Fund, (the “Fund”) and Innovator Management LLC, a Delaware limited liability company (the “Advisor”).

W I T N E S S E T H:
WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended  (the “1940 Act”) and engages in the business of investing and reinvesting its assets in securities and other investments; and

WHEREAS, the Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has selected the Advisor to serve as the investment adviser for the Fund effective as of the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           The Trust, on behalf of the Fund, hereby employs the Advisor to manage the investment and reinvestment of  the Fund’s respective assets, subject to the direction of the Board and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Advisor hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or the Fund in any way, or in any way be deemed an agent of the Trust or the Fund.  The Advisor shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board with such information and reports regarding the Fund’s investments as the Advisor deems appropriate or as the Board may reasonably request.  Subject to compliance with the requirements of the 1940 Act, the Advisor may retain as a sub-adviser to the Fund, at the Advisor’s own expense, any investment adviser registered under the Advisers Act.

2.           The Trust, on behalf of the Fund, shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its registration statement under applicable federal securities laws; preparation, filing and printing of its prospectus(es), statement of additional information and sales literature; the maintenance of its compliance program; the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes.  Members and employees of the Advisor may be trustees, officers or employees of the Trust.  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust may obtain office space and facilities from the Advisor and will reimburse the Advisor for its rent or other expenses thereby incurred.

3.           (a)           The Advisor shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers.  Subject to the primary objective of obtaining the best price and execution reasonably available, the Advisor is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time.  Subject to subparagraph (b) below, the Advisor is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Advisor, or to any other client for which the Advisor provides investment advisory services.  The Advisor also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

(b)           Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust, the Advisor is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Advisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other funds or clients for which the Advisor exercises investment discretion.

(c)           The Advisor is authorized to direct portfolio transactions to a broker that is an affiliated person of the Advisor or the Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the U.S. Securities and Exchange Commission (“SEC”).  Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

(d)           The Advisor is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of the Fund and all other such clients.  In such an event, allocation of the securities purchased or sold will be made by the Advisor in accordance with the Advisor’s written policy.

4.           (a)           As compensation for the services to be rendered to the Fund by the Advisor under the provisions of this Agreement, the Trust on behalf of the Fund shall pay to the Advisor from the Fund’s respective assets an annual fee as set forth on Schedule A.

(b)           If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(c)           The Advisor shall look exclusively to the assets of the Fund for payment of the applicable advisory fee.

5.           The services to be rendered by the Advisor to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6.           The Advisor, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm, entity or individual.  In accordance with the Advisers Act, if there is a change in the membership of the Advisor, which is a limited liability company, the Advisor shall, within a reasonable time after such change, notify the Trust and the Board of the change.

7.           In the absence of willful misfeasance, bad faith, gross negligence or  reckless disregard in the performance of its duties to the Fund, the Advisor shall not be liable to the Trust, the Fund or to any Trustee or shareholder of the Trust or the Fund for any loss or damage arising from any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security, or otherwise.

8.           (a)           This Agreement shall be executed and become effective as of the date written below if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the Fund.  It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(b)           No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(c)           In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of the Advisor to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.

(d)           Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Advisor of the Trust’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of the Fund.  The Advisor may terminate this Agreement at any time, without the payment of penalty on sixty days’ written notice to the Trust of its intention to do so.  Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Advisor the fee provided in Paragraph 4 hereof.  This Agreement shall automatically terminate in the event of its assignment unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this paragraph.

9.           This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

10.           For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.

11.           (a)           The Trust expressly agrees and acknowledges that the name "Innovator" is the sole property of the Advisor, and, with respect to such name, that similar names may from time to time be used by other funds in the investment business that are affiliated with the Advisor.  The Advisor has consented to the use by the Trust of the identifying word "INNVOATOR" and has granted to the Trust a nonexclusive license to use the name "Innovator" as part of the name of the Fund.  The Trust further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by the Advisor if the Trust ceases to use the Advisor, an affiliate of the Advisor or their successors as investment adviser.  In such event, the non-exclusive license granted herein may be revoked by the Advisor and the Trust shall cease using the name "Innovator" as part of its Fund, unless otherwise consented to by the Advisor or any successor to its interests in such name.

(b)           The Trust further understands and agrees that so long as the Advisor and/or its affiliates shall continue to serve as the Trust's investment adviser, other mutual funds or other investment products that may be sponsored or advised by the Advisor and/or its affiliates shall have the right permanently to adopt and to use the words "Innovator" in their name and in the name of any series or class of shares of such funds or other investment products.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers this [   ] day of [   ], 2015.

ACADEMY FUNDS TRUST
(on behalf of the Fund listed on Schedule A)

By:
                                                                                Name: David Jacovini
Title: President

INNOVATOR Management, LLC

By:
Name: David Jacovini
Title: President

SCHEDULE A

Pursuant to this Agreement, the Advisor agrees to provide investment advisory services to the Fund listed below, and the Trust, on behalf of the Fund, agrees to pay the Advisor from the Fund’s respective assets an annual fee, payable on a monthly basis, as indicated below:

Fund	Annual Fee (as a percentage of daily average net asset)

Innovator McKinley Income Fund	1.00%

	PROXY CARD
	SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided

		2. ONLINE at proxyonline.com using your proxy control number found below

		3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line

		4. By PHONE with a live operator when you call toll-free 1-866-721-1211 Monday through Friday 9 a.m. to 10 p.m. Eastern time

	CONTROL NUMBER	12345678910

Innovator McKinley Income Fund

A SERIES OF ACADEMY FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2015

The undersigned shareholder of the Innovator McKinley Income Fund (the “Fund”), a series of Academy Funds Trust (the “Trust”), hereby appoints Michael Gries, with full power of substitution, as proxy for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the special meeting of shareholders of the Fund (the “Meeting”) to be held on October 29, 2015 at 10:00 a.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the special meeting of shareholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-721-1211. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 29, 2015. The notice of special meeting of shareholders and proxy statement for this meeting are available at:

www.proxyonline.com/docs/innovatormckinley.pdf

PROXY CARD

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

Innovator McKinley Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this proxy of a copy of the notice of special meeting of shareholders an he proxy statement. Your signature(s) on this should be exactly as your name(s)
appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.

Approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Innovator Management LLC (“Innovator Management”), the Fund’s current investment adviser (the “New Investment Advisory Agreement”).
	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#